--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDER:

We are pleased to provide this report for INA Investment Securities, Inc. (the "Company") covering the year ended December 31, 1997.

MARKET ACTIVITY

Fourth quarter market activity can be summarized in two words: "Asia" and "volatility." After some wariness about strength in the economy and possible Federal Reserve (the "Fed") tightening early in the quarter, the bond market switched its focus squarely on events unfolding in Asia. What started as localized problems, such as the devaluation of Thai currency, quickly spread to other countries in the region. A sharp re-valuation of fixed income and equity markets followed, affecting both Asian countries and major economies throughout the world. In the U.S., the crisis resulted in a 554-point sell-off on the Dow Jones Industrial Average and a "flight to quality" in U.S. Treasuries. Asian currencies and stock markets traded to new lows almost daily. The U.S. bond market rallied as yields, as measured by the benchmark 30-year Treasury, fell from 6.40% at third quarter-end to 5.92%. The yield curve flattened dramatically. The consensus is that Asian recession and deflation risks, coupled with the need for direct intervention by countries and international agencies, such as the International Monetary Fund, will keep the Fed "on hold" indefinitely.

The "flight to quality" in U.S. Treasuries resulted in a corollary impact - the widening of corporate bond spreads, especially in emerging markets. Some sovereign issues were dropped to less-than-investment-grade status by major rating agencies, resulting in a widening in spreads over Treasuries of 400 to over 600 basis points in some credits. Residential mortgage paper performed well in this falling interest rate environment - undoubtedly helped by the "flight to quality."

The U.S. bond market, as measured by the Lehman Brothers Government/Corporate Bond Index (the "Index"), returned 3.21% for the fourth quarter, 9.76% for the full year. Since the Index includes a large percentage of Treasuries, investment-grade corporates and no private placement issues, it was insulated to some degree from the Asian melt-down.

FUND ACTIVITY

The portfolio remains fully invested. On December 31, 1997, domestic corporate bonds were approximately 60.1% of portfolio holdings, foreign bonds 12.4%, U.S. Government/agency securities 25.1%, and cash and other assets 2.4%. Per share net asset value was $19.16, up from $18.97 on September 30. A dividend of $.31 was declared during the quarter.

PERFORMANCE

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Company returned 2.65% and 9.16%, respectively, for the fourth quarter and year. Fund performance was hampered by a modest exposure to far east emerging markets (1 1/2% of assets). The Company returned 6.38% and 16.08%, respectively, for the fourth quarter and year-to-date based on the underlying market value of the shares listed on the New York Stock Exchange.

OUTLOOK

The Company plans to overweight corporate and high yield sectors as long as economic fundamentals and market technicals remain favorable. It intends to also opportunistically hold attractive mortgage-backed and asset-backed securities. As long as the Pacific Rim crisis continues to positively impact U.S. interest rates, we expect to maintain a portfolio duration modestly longer than the Index. If the economy shows signs of re-accelerating after the Asian-related dampening fades, we plan to shorten duration exposure to help preserve asset values.



Sincerely,


/s/ R. Bruce Albro

R. Bruce Albro
Chairman of the Board and President
INA Investment Securities, Inc.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  MANAGEMENT'S DISCUSSION AND ANALYSIS
(Unaudited)                                                                    2



  1997 once again highlighted the market's ability to completely reverse course, both in sentiment and return. The bond market started the year on a strong note, aided by very high levels of liquidity and aggressive buying of both high yield and investment grade debt. However, during the first quarter, concern over robust growth and a potential acceleration in inflation caused stocks to decline, bond yields to rise and prices to fall, and quality spreads to widen, especially in high yield and emerging markets. The Federal Reserve (the "Fed") raised rates by 0.25%, increasing the Fed Funds rate to 5.50%. The bond market slumped, causing yields to rise from 6.64% on the benchmark 30-year Treasury at year-end to 7.10% at the end of the first quarter. As measured by the Lehman Brothers Government/Corporate Bond Index (the "Index"), bonds returned -.86% for the first quarter. The Company performed favorably as compared with the Index over this period, because corporate and high yield holdings still outperformed Treasuries.

  The second quarter saw a reversal of market psychology, as economic growth eased and inflation remained benign. Heartened by more modest growth and lower inflation than normally expected in the later stages of a drawn-out business cycle, investors returned to the market in force. The benchmark 30-year Treasury bond rallied as yields fell from 7.10% to 6.78% by the quarter's end. The bond market, as measured by the Index, returned 3.64% during the second quarter. The Company again performed favorably, primarily due to the substantial weighting in non-Treasury holdings, including high yield securities.

  Investors in the third quarter reacted to a market environment of continued robust growth and low inflation by driving bond market yields lower. The benchmark 30-year Treasury closed the third quarter at a yield of 6.40%. The Treasury yield curve shifted downward as rates declined and flattened slightly. Longer-dated Treasury bonds outperformed shorter notes. There was little concern that the Fed would tighten monetary conditions anytime soon. The Company modestly underperformed the Index during the third quarter. Performance was positively impacted by a substantial weighting in non-Treasury assets, including an allocation to high-yield securities. Performance was somewhat hurt by an asset duration that was slightly shorter than the Index.

  In the fourth quarter, there was a significant decline in interest rates to 5.92% at year-end, prompted by the Asian crisis which reached a flash point in October. Decimated currency and stock markets in Pacific Rim countries prompted a "flight to quality," which both bolstered the U.S. Treasury market and widened corporate spreads - particularly in emerging market debt. Ratings agencies reacted by lowering the ratings of many issuers, including some previously investment-grade sovereigns. Bids for less liquid corporate issuers quickly dried up. Fund performance was hampered by a modest exposure to far east emerging markets (1 1/2% of assets) and lagged the Index return of 3.21% for the fourth quarter.

  A crisis born of extreme speculation, financial abuses, and "crony capitalism" will not be quickly resolved. The fallout in the U.S. is just beginning to be felt. Reduced exports will subtract at least 0.5% from gross domestic product growth - but should be partially offset by lower inflation and interest rates.

  As the focus shifts away from the Pacific Rim, continued tight domestic labor markets and solid economic momentum could once again prompt concern over Fed tightening action, resulting in a modest rise in interest rates.

  After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Company returned 9.16% for the year, compared with the 9.76% return for the Index. The Company returned 16.08% year-to-date based on the underlying market value of the shares listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS (Unaudited)
(Continued)                                                                    3



The Company plans to continue to overweight corporate and high yield sectors as long as economic fundamentals and market technical remain favorable. It intends to also opportunistically hold attractive mortgage-backed and asset-backed securities. As long as the Pacific Rim crisis continues to positively impact U.S. interest rates, we expect to maintain a portfolio duration modestly longer than the Index. If the economy shows signs of re-accelerating after the Asian-related dampening fades, we plan to shorten duration exposure to help preserve asset values.

--------------------------------------------------------------------------------


----------------------------------------------------------------------

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                                1/1/88-12/31/97

---------------------------------------------
          AVERAGE ANNUAL RETURN
                     1 Year  5 Year  10 Year
  Market Value      16.08%   8.44%   9.34%
  Net Asset Value    9.16%   7.97%   9.23%
---------------------------------------------

          Point of         *INA Investment         **Lehman Brothers
       Measurement        Securities, Inc.             Gov't./Corp.
       -----------        ----------------           ---------------
             12/87                 $10,000                  $10,000
             12/88                 $11,050                  $10,753
             12/89                 $12,247                  $12,285
             12/90                 $11,872                  $13,304
             12/91                 $15,458                  $15,451
             12/92                 $16,291                  $16,618
             12/93                 $18,605                  $18,452
             12/94                 $17,054                  $17,806
             12/95                 $20,989                  $21,233
             12/96                 $21,048                  $21,847
             12/97                 $24,432                  $23,979

* INA Investment Securities, Inc. - Total return based on market value of common shares
** Lehman Brothers Gov't/Corp. Bond Index


INA Investment Securities, Inc.'s (the "Company") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Company is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Company performance does not reflect exchange commissions payable upon the purchase or sale of the Company's stock. The Company's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Company's return has been compared with the total return performance of Lehman Brothers Government/Corporate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index.
Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1997    4



                                                        MARKET
                                           PRINCIPAL     VALUE
                                              (000)       (000)
---------------------------------------------------------------
LONG-TERM BONDS - 97.6%
CONSUMER AND RETAIL - 2.8%
Dayton Hudson Corp., 9.75%, 2002           $   500    $    566
Herff Jones, Inc., 11.0%, 2005 ( 144A
    security acquired August, 1995 for
    $300,000)*                                 300         327
May Department Stores Co., 10.625%, 2010       435         583
Penney (J.C.) Inc., 7.4%, 2037               1,000       1,096
                                                     ----------
                                                         2,572
                                                     ----------
CONSUMER NON-CYCLICAL - 2.2%
MedPartners, Inc., 6.875%, 2000              1,000         990
Tenet Healthcare Corp., 7.875%, 2003         1,000       1,013
                                                     ----------
                                                         2,003
                                                     ----------
ENTERTAINMENT AND COMMUNICATIONS - 13.1%
Bell Cablemedia PLC, 1%, 2005                  500         443
Casino America, Inc.,12.5%, 2003               500         543
Century Communications Corp., 9.5%, 2005       500         530
Disney (Walt) Co., 1.5%, 1999                2,000       1,846
Grupo Iusacell, S.A. de C.V., 10%, 2004
    (144A security acquired July, 1997 for
    $500,000)*                                 500         503
Mirage Resorts, Inc., 6.75%, 2007              400         399
Price Communications Wireless, Inc.,
11.75%, 2007                                   500         543
Southwestern Bell Telephone Co.,
    7.375%, 2027                             1,000       1,037
TKR Cable, Inc., 10.5%, 2007                   500         564
Tele-Communications, Inc., 9.25%, 2002         500         549
360 Communications Co., 7.125%, 2003         1,400       1,430
Time Warner Entertainment Co.,
    10.15%, 2012                             1,750       2,238
Total Access Communications Public Co., Ltd.,
    7.625%, 2001 (144A security acquired
    Oct., 1996 for $499,855)*                  500         411
Vanguard Cellular System, Inc., 9.375%,
2006                                           500         520
Viacom International, Inc., 9.125%, 1999       500         507
                                                     ----------
                                                        12,063
                                                     ----------
FINANCIAL - 18.8%
Abbey National PLC, 7.35%, 2049                750         785
Banco Nacional de Comercio Exterior, S.N.C.
    7.25%, 2004                                500         461
Case Equipment Loan Trust 1996-A,
    5.5%, 2003                               1,077       1,069
Corporacion Andina De Fome,
    7.1%, 2003                                 200         201


                                                      MARKET
                                         PRINCIPAL     VALUE
                                            (000)       (000)
-------------------------------------------------------------
First Union National Bank of Florida,
    6.18%, 2036                         $  1,000    $    985
General Motors Acceptance Corp.,
   6.75%, 2002                             1,000       1,013
Fleet Mortgage Group, Inc., 6.5%, 2000     1,000       1,007
General Electric Capital Mtg. Services, Inc.,
   6.5%, 2023                                750         748
Heller Financial, Inc.,
   6.56%, 1999                             1,000       1,007
   9.125%, 1999                              500         520
Inter-American Development Bank,
   8.875%, 2009                            4,000       4,879
Merrill Lynch and Co. Inc., 7.26%, 2002      800         808
Middletown Trust, 10.875%, 1998              140         144
The Money Store Home Equity Loan
   Trust, 6.65%, 2017                        835         828
United Post Office Investments,
   7.75%, 1999                             1,000       1,019
Western National Corp., 7.125%, 2004       1,000       1,028
World Financial Properties Tower,
   6.95%, 2013 (144A security acquired
   Nov., 1996 for $750,000)*                 750         764
                                                   ----------
                                                      17,266
                                                   ----------
FOOD AND BEVERAGE - 3.2%
Bass America, Inc., 8.125%, 2002           1,500       1,605
ConAgra, Inc., 9.75%, 2021                 1,000       1,309
                                                   ----------
                                                       2,914
                                                   ----------
FOREIGN GOVERNMENT - .8%
Panama, (Republic of), 7.875%, 2002
   (144A security acquired Feb., 1997 for
   $754,725)*                                750         720
                                                   ----------
INDUSTRIAL -12.4%
AK Steel Corp., 9.125%, 2006                 500         511
Air Products & Chemicals, Inc., 8.5%,
2006                                       2,000       2,212
Domtar, Inc., 8.75%, 2006                    400         431
Fisher Scientific International, Inc.,
   7.125%, 2005                              500         468
ICF Kaiser International, Inc., 13.0%,
2003                                         500         510
Laidlaw, Inc., 6.65%, 2004                 1,300       1,311
Newport News Shipbuilding and Dry
   Dock Co., 8.625%, 2006                    500         526
NOVA Chemicals Ltd., 7.0%, 2026            1,000       1,018
Pindo Deli Finance Mauritius Ltd., 10.75%, 2007
   (144A security acquired Sept., 1997 for
   $498,490)*                                500         425

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1997
(Continued)                                                                    5

                                                        MARKET
                                           PRINCIPAL     VALUE
                                              (000)       (000)
---------------------------------------------------------------
Smurfit Capital Funding PLC, 6.75%, 2005  $  1,000    $  1,008
Tjiwi Kimia International Finance,
   13.25%, 2001                                500         490
Xerox Corp., 5.9%, 2037                      1,000       1,024
Waste Management, Inc., Zero Coupon,
    (Lyon), 2012 (Annual Put)                2,250         956
West Point Stevens, Inc., 9.375%, 2005         500         525
                                                     ----------
                                                     ----------
                                                        11,415
                                                     ----------
OIL & GAS - 4.7%
Gulf Canada Resources Ltd., 8.35%, 2006      1,000       1,093
Imexsa Export Trust, 10.125%, 2003
    (144A security acquired May, 1996
    for $750,000)*                             750         774
Louis Dreyfus National Gas Corp.,
    9.25%, 2004                              1,000       1,120
Sonat, Inc.,
    9.5%, 1999                               1,000       1,052
    9.0%, 2001                                 250         269
                                                     ----------
                                                         4,308
                                                     ----------
TRANSPORTATION - 7.0%
AMR Corp.,  9.2%, 2012                         505         620
CSX Corp., 7.25%,
2027                                           800         856
Delta Air Lines, Inc.,
    9.45%, 2006                              1,000       1,129
    10.14%, 2012                             1,000       1,240
Hertz Corp., 7.0%, 2003                        500         509
Kitty Hawk, Inc., 9.95%, 2004
    (144A security acquired  Nov., 1997
    for $500,000)*                             500         519
Oklahoma City Oklahoma Airport
    Trust, 6.55%, 2006                       1,000       1,008
Norfolk Southern Corp., 7.05%, 2037            500         528
                                                     ----------
                                                         6,409
                                                     ----------
UTILITIES - 7.5%
Big Rivers Electric Corp., 10.7%, 2017       1,500       1,584
Cajun Electric Power Co-op.,
    8.92%, 2019                                500         539
    9.52%, 2019                              1,000       1,055
Chesapeake Energy Corp., 8.5%, 2012            500         495
El Paso Electric Co., 7.25%, 1999              500         502
Endesa-Chile Overseas Co., 7.2%, 2006        1,000       1,006

                                                      MARKET
                                         PRINCIPAL     VALUE
                                            (000)       (000)
-------------------------------------------------------------
Hyder PLC, 6.75%, 2004 (144A security
   acquired Dec., 1997 for $749,205)*     $  750    $    750
Public Service Company of Colorado,
   8.125%, 2004                              290         316
Salton Sea Funding Corp., 7.02%, 2000        631         636
                                                   ----------
                                                       6,883
                                                   ----------
U.S. GOVERNMENT & AGENCIES - 25.1%
Federal Farm Credit Banks, 6.2%, 2008        350         350
Federal National Mortgage Assoc.,
   6.56%, 2007                             1,500       1,502
   6.5%, 2008                                929         933
   6.5%, 2009                                276         277
United States Treasury Bonds,
   10.75%, 2005                            1,370       1,782
   12.0%, 2013                               710       1,046
   11.25%, 2015                            2,565       4,022
   7.125%, 2023                            2,000       2,283
   6.5%, 2026                                485         518
   6.625%, 2027                            2,775       3,013
United States Treasury Notes,
   7.125%, 1999                               10          10
   5.5%, 2000                                800         795
   6.375%, 2000                            1,200       1,218
   6.375%, 2001                              600         612
   6.625%, 2002                            4,025       4,155
   6.625%, 2007                              500         529
                                                   ----------
                                                      23,045
                                                   ----------
TOTAL LONG-TERM BONDS
   (Cost - $86,204,600)                               89,598
                                                   ----------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1997
(Continued)                                                                    6

                                                        MARKET
                                          PRINCIPAL      VALUE
                                              (000)       (000)
---------------------------------------------------------------
SHORT-TERM OBLIGATIONS - .7%
COMMERCIAL PAPER -  .7%
    (Total Cost $670,000)
General Electric Capital Corp.,
    5.65%, 1/2/98                          $   670    $    670
                                                     ----------
TOTAL INVESTMENTS IN SECURITIES - 98.3%
    (Total Cost - $86,874,600)                          90,268
Cash and Other Assets Less Liabilities  - 1.7%           1,557
                                                     ----------
NET ASSETS - 100.0%
    (equivalent to $19.16 per share based on
    4,792,215 shares outstanding)                      $91,825
                                                     ==========

* Indicates restricted security; the aggregate value of restricted securities is $5,192,469 (aggregate cost $5,302,275) which is approximately 5.7% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

---------------------------------------------------------------
    PORTFOLIO COMPOSITION (UNAUDITED)
    December 31, 1997

                                           MARKET      % OF
    QUALITY RATINGS* OF                    VALUE      MARKET
    LONG-TERM BONDS                        (000)       VALUE
    -----------------------------------------------------------
    Aaa/AAA                                $33,748       37.7%
    Aa/AA                                    4,973        5.5%
    A/A                                     18,804       21.0%
    Baa/BBB                                 18,018       20.1%
    Ba/BB                                   10,142       11.3%
    B/B                                      3,913        4.4%
                                          ---------  ----------
                                           $89,598      100.0%
                                          =========  ==========

    *The higher of Moody's or Standard & Poor Ratings.
---------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                            (IN THOUSANDS)
                                            --------------
ASSETS:
Investments at market value
   (Cost $86,874,600)                           $  90,268
Cash                                                    1
Interest receivable                                 1,712
Investment for Directors' deferred compensation plan
   (Cost - $98,173)                                   140
Other                                                   2
                                              ------------
      TOTAL ASSETS                                 92,123
                                              ------------
LIABILITIES:
Deferred Directors' fees payable                      140
Accrued advisory fees payable                          44
Other accrued expenses (including $13,948
   due to affiliate)                                  114
                                              ------------
      TOTAL LIABILITIES                               298
                                              ------------
NET ASSETS (equivalent to $19.16 per share
  based on 4,792,215 shares outstanding;
  12,000,000 shares of $.10 par value
  authorized)                                   $  91,825
                                              ============

COMPONENTS OF NET ASSETS:
Paid-in capital                                $   89,845
Overdistributed net investment income                 (35)
Unrealized appreciation of investments              3,435
Accumulated net realized loss                      (1,420)
                                              ------------
NET ASSETS                                     $   91,825
                                              ============

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.                                                7

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

                                                 (IN THOUSANDS)
                                                 --------------
INVESTMENT INCOME
INCOME:
   Interest                                             $   6,738
EXPENSES:
   Investment advisory fees                  $  472
   Custodian fees                                77
   Shareholder reports                           67
   Administrative services                       64
   Directors' fees                               62
   Transfer agent fees                           54
   Auditing and legal fees                       42
   State taxes                                   26
   Other                                         24           888
                                            --------   -----------
NET INVESTMENT INCOME                                       5,850
                                                       -----------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain from investments                         692
   Unrealized appreciation of investments                   1,360
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                              2,052
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $   7,902
                                                       ===========



STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED
                                                 DECEMBER 31,
                                         -----------------------------
                                             1997           1996
                                         -------------  --------------
                                                (IN THOUSANDS)
                                         -----------------------------
OPERATIONS:
Net investment income                       $   5,850       $   6,099
Net realized gain (loss) from
   investments                                    692          (1,378)
Unrealized appreciation (depreciation)
   on investments                               1,360          (2,118)
                                         -------------  --------------
Net increase in net assets
   from operations                              7,902           2,603
                                         -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($1.24
   and $1.29 per share, respectively)          (5,942)         (6,182)
                                         -------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS           1,960          (3,579)
NET ASSETS:
Beginning of period                            89,865          93,444
                                         -------------  --------------
End of period (including overdistributed
   net investment income of $35,191
   and $48,985, respectively)               $  91,825       $  89,865
                                         =============  ==============

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS                 8



1. SIGNIFICANT ACCOUNTING POLICIES. INA Investment Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Company's objective is to generate income and obtain capital appreciation by investing at least 85% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Company are appraised at fair value as determined in good faith by, or under the authority of, the Company's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Company does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Company's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Company on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid-in capital when such differences are determined to be permanent.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Company. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter.

The Company reimburses CII for a portion of the compensation and related expenses of the Company's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1997, the Company paid or accrued $63,971.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)      9



not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended December 31, 1997 were as follows (excluding short-term obligations):


                                                                 PROCEEDS
                                         COST OF                   FROM
                                        SECURITIES              SECURITIES
                                        PURCHASED                  SOLD
                                   ---------------------   ---------------------
Bonds                                    $   32,566,836          $   24,807,405
U.S. Government Obligations                  39,276,619              42,794,230
Preferred Stock                                       -                 718,042
                                   ---------------------   ---------------------
                                         $   71,843,455          $   68,319,677
                                   =====================   =====================

As of December 31, 1997, the cost of securities for Federal Income tax purposes was $86,874,600. At December 31, 1997, unrealized appreciation for Federal income tax purposes aggregated $3,393,865 of which $3,865,604 related to appreciated securities and $471,739 related to depreciated securities.

5. CAPITAL LOSS CARRYOVER. At December 31, 1997, the Company had a capital loss carryover for Federal income tax purposes of $1,420,190, which expires in 2004.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS (Continued)     10

6. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


-----------------------------------------------------------------------------------------------------------------------

                                                                                 YEAR ENDED DECEMBER 31,
                                                         1997          1996          1995          1994          1993
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $  18.75     $   19.50     $   17.56     $   19.72    $   18.75
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                  1.22          1.27          1.32          1.39         1.39
Net realized and unrealized gain (loss)                    0.43         (0.73)         1.94         (2.00)        1.01
                                                           -----        ------        ------        ------       ------
TOTAL FROM INVESTMENT OPERATIONS                           1.65          0.54          3.26         (0.61)        2.40
                                                           -----        ------        ------        ------       ------
LESS DISTRIBUTIONS:
From net investment income                                (1.24)        (1.29)        (1.32)        (1.35)       (1.43)
From capital gains                                          -             -             -           (0.20)         -
                                                          ------        ------        ------        ------       ------
TOTAL DISTRIBUTIONS                                       (1.24)        (1.29)        (1.32)        (1.55)       (1.43)
                                                          ------        ------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD                         $  19.16     $   18.75    $    19.50     $   17.56    $   19.72
                                                          ======        ======        ======        ======       ======
MARKET VALUE, END OF PERIOD                            $  17.38     $   16.13    $    17.38     $   15.25    $   18.25
                                                          ======        ======        ======        ======       ======
TOTAL INVESTMENT RETURN:
Per share market value                                    16.08%         0.28%        23.07%        (8.34)%      14.21%
Per share net asset value (2)                              9.16%         3.01%        19.17%        (3.13)%      13.03%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $ 91,825     $  89,865     $  93,444     $  84,131    $  94,482
Ratio of operating expenses to average net assets          0.99%         0.91%         1.00%         0.96%        0.96%
Ratio of net investment income to average net assets       6.49%         6.80%         7.10%         7.42%        7.03%
Portfolio turnover                                           80%           89%          158%           86%         159%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC. NOTES TO FINANCIAL STATEMENTS  (Continued)    11



7. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     NET REALIZED AND
                                                                                   UNREALIZED GAIN (LOSS)
                                        INVESTMENT INCOME   NET INVESTMENT INCOME     ON INVESTMENTS     INCR. (DECR.) IN NET ASSETS
PERIOD ENDED                            TOTAL    PER SHARE  TOTAL   PER SHARE        TOTAL   PER SHARE      TOTAL         PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1996                         $1,798      $.38    $1,581     $.33          ($3,706)   $(.77)        ($3,706)      $(.77)
June 30, 1996                           1,718       .36     1,510      .32           (1,300)    (.27)         (1,372)       (.29)
September 30, 1996                      1,695       .35     1,490      .31              422      .09             378         .08
December 31, 1996                       1,703       .35     1,518      .31            1,088      .22           1,121         .23

March 31, 1997                          1,718       .36     1,507      .32           (2,188)    (.46)         (2,166)       (.45)
June 30, 1997                           1,666       .35     1,461      .30            1,811      .38           1,786         .37
September 30, 1997                      1,689       .35     1,482      .31            1,435      .30           1,432         .30
December 31, 1997                       1,665       .35     1,400      .29              994      .21             908         .19


--------------------------------------------------------------------------------
                                                                              12


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INA Investment Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INA Investment Securities, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE, LLP
Boston, Massachusetts
February 20, 1998

--------------------------------------------------------------------------------
                                                                              13


1997 TAX INFORMATION (UNAUDITED)

During 1997, the Company declared ordinary income dividends of $1.24 per share. There were no capital gain distributions. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Company to the Internal Revenue Service.

Approximately 21.0% of income for the year was derived from U.S. Government Treasury obligations, and 1.6% from U.S. Government Agency obligations.


AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Company in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Directors of the Company declare a dividend or determine to make a capital gains distribution payable either in shares of the Company or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Company at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Company declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Company may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in

--------------------------------------------------------------------------------
                                                                              14


their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Company. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.



DIRECTORS                                                                   OFFICERS

R. Bruce Albro                        Thomas C. Jones                        R. Bruce Albro
Senior Managing Director              President, CIGNA Investment            Chairman of the Board and
CIGNA Investments, Inc.               Management and CIGNA                   President
                                      Investments, Inc.
Hugh R. Beath                                                                Alfred A. Bingham III
Advisory Director,                    Paul J. McDonald                       Vice President and Treasurer
AdMedia Corporate Advisors, Inc.      Senior Executive Vice President
                                      and Chief Administrative Officer,      Jeffrey S. Winer
Russell H. Jones                      Friendly Ice Cream Corporation         Vice President and Secretary
Vice President and Treasurer
Kaman Corporation


--------------------------------------------------------------------------------
INA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

[LOGO OF CIGNA APPEARS HERE]

CIGNA Investment Securities, Inc.
P.O. Box 13856                                    [LOGO OF CIGNA APPEARS HERE]
Philadelphia, PA 19101


                                                 INA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        Annual Report
    PERMIT 750
--------------------

                                                         December 31, 1997